EXHIBIT 99.1

Security Bank Corporation Announces Record Second Quarter Net Income and Earnings Per Share

Macon, GA., July 21, 2004 / PR Newswire/ — Security Bank Corporation (the “Company”) (NASDAQ:SBKC) today announced record net income and earnings per share for the second quarter of 2004.

Earnings Summary

Net income for the second quarter of 2004 was $3.0 million versus $1.9 million for the second quarter of 2003, an increase of 58%. Diluted earnings per share were $0.53 versus $0.46 for the year-ago period, an increase of 15.2%.

The Company’s annualized returns on average equity and assets for the second quarter were 12.95% and 1.26%, respectively, versus 13.84% and 1.11%, respectively, for the second quarter of 2003. The Company’s return on average tangible equity for the second quarter of 2004 was 18.89% versus 14.98% for the second quarter of 2003. The return figures for the second quarter of 2004 were impacted by the sale 676,200 shares of common stock in early May.

Rett Walker, Security Bank Corporation President and CEO, remarked, “The second quarter was very productive as we posted record quarterly earnings per share, completed a hugely successful common stock offering and moved into our permanent facility in Glynn County. We don’t think it’s an overstatement to say that we made major strides as a Company during the quarter. We would also like to extend a special welcome to the our new stockholders who purchased shares in the offering.”

Balance Sheet

Loans, excluding loans held for resale, were $781.7 million at June 30, 2004, up from $645.1 million at June 30, 2003, an increase of 21%. Total deposits were $793.0 million at June 30, 2004, an increase of 11.9% over the year-ago level of $708.8 million. Total assets increased to $993.0 million at June 30, 2004, up from $883.7 million at June 30, 2003, an increase of 12.4%.

On a linked-quarter basis (compared to the quarter ended March 31, 2004), loans, excluding loans held for sale, grew $40.9 million or 22% on an annualized basis. Core transaction deposits (noninterest-bearing demand, NOW, money market and savings balances) grew $2.3 million or 3.0% on an annualized basis. The increase was impacted by seasonal deposit flows related to tax payments in April.

Stockholders’ equity increased $28.2 million to $100.4 million, an increase of 39% versus the year-ago level. The primary reasons for the increases were the proceeds of the sale of common stock of approximately $19.0 million and earnings, net of dividends paid. Book value per share increased 19.6% to $17.26 and tangible book value per share increased $2.89, or 30.7%, to $12.28. The proceeds of the common stock offering added $2.14 to tangible book value per share.

Net Interest Income

Net interest income (on a fully tax equivalent basis) for the second quarter of 2004 was $9.8 million, an increase of 47% over the second quarter of 2003. Excluding net interest income from Security Bank of Jones County (only one month was included in the second quarter of 2003) net interest income increased $1.1 million or 18.5%. The net interest margin on a fully tax-equivalent basis was 4.45% for the quarter ended June 30, 2004, versus 4.27% for the comparable period one year ago and 4.38% for the first quarter of 2004. The primary reasons for the increase in the net interest margin over the first quarter of 2004 was that the yield on earning assets declined 1 basis point, while the cost of interest-bearing liabilities declined 7 basis points.

Noninterest Income and Expense

Noninterest income for the second quarter of 2004 was $3.6 million versus $4.7 million for the second quarter of 2003, a decrease of 23%. The primary reason for the decrease was a decline in mortgage banking income of $1.6 million or 56%. Service charge income was $1.6 million, up 41% from the second quarter of 2003 (up 29% excluding the impact of Security Bank of Jones County).

Noninterest expense for the second quarter of 2004 was $7.9 million, an increase of 7.0% over the second quarter 2003’s level of $7.4 million. The primary reason for the increase was additional noninterest expense from Security Bank of Jones County. The Company’s efficiency ratio was 58.9% for the second quarter of 2004, versus 64.9% for the second quarter of 2003. The primary reason for the improvement in the efficiency ratio versus a year ago is that Security Bank of Jones County had a lower efficiency ratio prior to its merger with Security Bank Corporation, which improved the overall efficiency ratio of the Company. The efficiency ratio of the Company also improved on a linked-quarter basis, as it declined from 60.4% in the first quarter of 2004 to 58.9% in the second quarter of 2004.

Asset Quality

Total nonperforming assets (nonaccrual, 90 days past due & still accruing, and other real estate owned (ORE)) improved to 0.85% of total loans plus ORE compared to 1.68% at the end of the second quarter of 2003. Net charge-offs to average loans were 0.12% on an annualized basis for the second quarter of 2004 versus 0.83% for the second quarter of 2003. Charge-offs in the second quarter of 2003 included one acquisition-related charge-off. Excluding that charge-off, net charge-offs for the second quarter of 2003 would have been 0.25%. The allowance for loan losses as a percentage of loans, excluding loans held for resale, was 1.29% at June 30, 2004 as compared to 1.31% at June 30, 2003 and 1.35% at December 31, 2003. The allowance for loan losses was $10.1 million at June 30, 2004, up from $8.5 million at June 30, 2003. The increase in the allowance was primarily attributable to growth in the Company’s loan portfolio over that period.

Other Information

The Company is reaffirming its guidance for 2004 diluted earnings per share. Previously, the Company provided guidance for 2004 diluted earnings per share in the range of $2.11 to $2.16, which represents an increase of 10% to 13% over 2003 diluted earnings per share of $1.92.

About Security Bank Corporation

Security Bank Corporation is a Georgia multi-bank holding company based in Macon, Bibb County, Georgia. Effective June 3, 2003, the Company changed its name from SNB Bancshares, Inc. to Security Bank Corporation. The Company’s ticker symbol changed on that date from SNBJ to SBKC. The Company’s wholly owned bank subsidiaries are Security Bank of Bibb County, Security Bank of Houston County, and Security Bank of Jones County. The banks maintain 12 full service offices in Macon, Perry, Warner Robins, and Gray, Georgia, as well as one full service office in Brunswick. In addition, Security Bank of Bibb County operates a wholly owned mortgage subsidiary, Fairfield Financial Services, Inc. Fairfield has offices in Macon, Warner Robins, Columbus, St. Simons, Richmond Hill, Rincon and Fayetteville.

Safe Harbor

This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Security Bank Corporation’s filings with the Securities and Exchange Commission (which can also be found under the Company’s former name of SNB Bancshares, Inc.) for a summary of important factors that could affect Security Bank Corporation’s forward-looking statements. Security Bank Corporation undertakes no obligation to revise these statements following the date of this press release.

For more information, contact Rett Walker, President and CEO, at 478-722-6220 or Jim McLemore, Chief Financial Officer, at 478-722-6243.

Security Bank Corporation

Selected Consolidated Financial Data

(Dollars in Thousands, except Per Share Amounts)

Unaudited

	Quarters Ended June 30,			Six Months Ended June 30,
	2004	2003	% Change	2004	2003	% Change
EARNINGS SUMMARY:
Net interest income (FTE)	$9,857	$6,708	46.9%	$19,002	$12,303	54.4%
Provision for Loan Losses	718	857	-16.2%	1,438	1,346	6.8%
Noninterest Income	3,640	4,733	-23.1%	7,011	8,679	-19.2%
Noninterest Expense	7,946	7,425	7.0%	15,506	13,969	11.0%
Provision for Income Taxes	1,729	1,204	43.6%	3,191	2,091	52.6%
Net Income	3,010	1,889	59.3%	5,692	3,457	64.7%

PER COMMON SHARE:
Basic earnings	$0.54	$0.47	14.9%	$1.07	$0.93	15.1%
Diluted earnings	0.53	0.46	15.2%	1.04	0.92	13.0%
Cash dividends declared	0.11	0.10	10.0%	0.22	0.20	10.0%
Book value	17.26	14.43	19.6%	17.26	14.43	19.6%
Tangible book value	12.28	9.39	30.7%	12.28	9.39	30.7%

KEY PERFORMANCE RATIOS (a):
Return on average equity	12.95%	13.84%		13.34%	14.57%
Return on average assets	1.26%	1.11%		1.22%	1.12%
Efficiency ratio	58.87%	64.90%		59.61%	66.57%
Net interest margin (FTE)	4.45%	4.27%		4.42%	4.30%
Net charge-offs to average loans	0.12%	0.83%		0.20%	0.51%

BALANCE SHEET SUMMARY - END OF PERIOD
Investment securities	$107,067	$99,831	7.2%
Loans Held for Resale	8,882	42,308	-79.0%
Loans, gross	781,709	645,081	21.2%
Allowance for loan losses	(10,096)	(8,475)	19.1%
Total assets	993,038	883,702	12.4%
Deposits	793,044	708,788	11.9%
Other borrowed money	93,111	98,070	-5.1%
Stockholders’ equity	100,448	72,248	39.0%

ASSET QUALITY - END OF PERIOD
Nonaccrual loans	$4,748	$7,285	-34.8%
Loans 90 Days Past Due and Accruing	23	185	-87.6%
Other real estate owned	1,923	3,393	-43.3%
Total nonperforming assets	6,694	10,863	-38.4%
Allowance for loan losses/NPA’s	150.82%	78.02%	93.3%
Allowance for loan losses/loans	1.29%	1.31%	-1.5%

(a)	Annualized based on number of days in the period, except efficiency ratio

Security Bank Corporation

Average Balance Sheet and Net Interest Income Analysis

(Dollars in Thousands)

Unaudited

	Quarter Ended June 30, 2004			Six Months Ended June 30, 2004
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest-bearing deposits and fed funds sold	$7,993	$21	1.05%	$10,721	$57	1.06%
Investment securities	95,970	997	4.16%	98,275	2,074	4.22%
Loans Held for Resale	7,650	113	5.91%	6,968	204	5.86%
Loans	773,250	12,014	6.21%	743,305	23,224	6.25%
Other earning assets	557	6	4.31%	557	12	4.31%
Total earning assets	885,420	13,151	5.94%	859,826	25,571	5.95%
Non-earning assets	73,047			73,278

Total assets	$958,467			$933,104

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Savings and interest-bearing transaction	$189,619	$307	0.65%	$183,159	$590	0.64%
Time deposits	473,274	2,351	1.99%	469,845	4,748	2.02%
Other borrowings	92,340	636	2.76%	87,459	1,231	2.82%
Total interest-bearing liabilities	755,233	3,294	1.74%	740,463	6,569	1.77%
Noninterest-bearing liabilities:
Noninterest bearing deposits	104,558			102,395
Other noninterest-bearing liabilities	5,672			4,911
Total liabilities	$865,463			$847,769

Stockholders’ Equity	93,004			85,335

Total liabilities and stockholders’ equity	$958,467			$933,104

Interest rate spread			4.20%			4.18%

Net interest income		$9,857			$19,002

Net interest margin (FTE)		4.45%			4.42%

Security Bank Corporation

Selected Financial Information

(Amounts in thousands, except per share data)

	2004		2003
	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Period-End Balance Sheet
Total Assets	$993,038	$936,849	$911,269	$911,269	$874,776	$883,702	$568,071
Total Securities	107,067	96,026	102,855	102,855	112,867	99,831	38,158
Mortgage Loans held for Sale	8,882	7,707	11,448	11,448	16,696	42,308	33,749
Loans:
Commercial:
Real-Estate	428,849	391,934	346,534	346,534	310,377	251,262	217,044
Construction	124,119	116,468	116,344	116,344	126,447	127,431	122,867
All Other	60,800	62,714	55,591	55,591	50,636	88,786	39,792
Residential:
Consumer Real-Estate	96,058	100,838	108,992	108,992	106,047	26,122	28,979
Consumer Construction	16,793	19,704	17,390	17,390	19,923	17,784	13,965
All Other Consumer	55,090	49,156	52,831	52,831	52,981	133,696	33,261
Total Loans	781,709	740,814	697,682	697,682	666,411	645,081	455,908
Allowance for loan losses	10,096	9,612	9,407	9,407	8,981	8,475	5,812
Other Assets:
Other earning assets:	18,123	12,597	11,576	11,576	3,429	16,487	1,232
Total Earning Assets:	915,781	857,144	823,561	823,561	799,403	803,707	529,047
Intangibles:
Goodwill	28,579	28,579	24,875	24,875	24,658	24,688	3,910
Core-Deposit	671	713	756	756	799	856	0
Deposits:
Demand Deposits	109,261	106,447	107,534	107,534	97,598	94,440	74,844
Interest bearing deposits	683,783	654,888	635,767	635,767	618,009	614,348	360,065
Total Deposits	793,044	761,335	743,301	743,301	715,607	708,788	434,909
Fed Funds purchased & repo agreements	9,108	7,375	8,350	8,350	9,268	13,065	6,325
Other borrowed funds	84,003	81,857	77,636	77,636	72,265	85,005	80,829
Common Equity	100,448	80,593	75,809	75,809	73,808	72,248	41,603

Average Balance Sheet
Total Assets	$958,467	$907,742	$746,630	$873,002	$880,591	$678,964	$553,399
Total Securities	95,970	100,582	78,342	109,430	102,953	60,165	40,821
Mortgage Loans held for Sale	7,650	6,285	29,518	13,504	38,385	37,453	28,732
Loans:
Commercial:
Real-Estate	415,541	358,129	259,824	317,091	280,195	232,798	209,212
Construction	126,777	118,505	122,426	123,506	125,775	124,197	116,228
All Other	61,536	60,054	55,766	51,904	72,682	57,314	41,164
Residential:
Consumer Real-Estate	98,477	105,265	55,341	106,196	58,409	26,820	29,939
Consumer Construction	17,441	19,042	17,172	20,364	19,471	15,662	13,191
All Other Consumer	53,478	52,370	64,177	55,059	101,501	67,659	32,489
Total Loans	773,250	713,365	574,706	674,120	658,033	524,450	442,223
Other Assets:
Other earning assets:	8,550	14,008	6,543	5,414	11,965	6,480	4,538
Total Earning Assets:	885,420	834,240	689,109	802,468	811,336	628,548	516,314

Deposits:
Demand Deposits	104,558	100,232	80,472	96,119	88,607	72,282	64,878
Interest bearing deposits
Savings	19,585	17,963	14,167	17,244	17,143	12,690	9,586
Now accounts	80,406	73,708	58,580	69,039	67,782	53,087	44,409
Money Markets	89,628	85,028	71,802	88,294	86,235	62,708	49,971
Time deposits > $100,000	183,349	170,561	117,634	153,686	146,607	100,969	75,028
Time deposits < $100,000	289,925	295,854	243,471	287,004	294,090	218,183	174,606
Total Deposits	767,451	743,346	586,126	711,386	700,464	519,919	418,478
Fed Funds purchased & repo agreements	14,448	5,821	10,272	11,404	12,393	9,583	7,708
Other borrowed funds	77,892	76,757	84,843	72,367	90,884	92,632	83,487
Common Equity	93,004	77,667	60,581	74,652	72,748	54,586	40,336

Income Statement
Interest Income	$13,057	$12,327	$42,894	$12,456	$12,318	$9,788	$8,332
Interest Expense	3,294	3,274	12,912	3,360	3,616	3,146	2,790
Net Interest Income	9,763	9,053	29,982	9,096	8,702	6,642	5,542
Loan loss provision	718	720	2,859	730	783	857	489
Service charges on deposit accounts	1,634	1,476	5,044	1,496	1,381	1,161	1,006
Mortgage banking revenues:
Mortgage Banking	1,284	1,203	9,211	1,734	2,340	2,927	2,210
Other income	722	692	3,103	1,007	721	645	730
Total noninterest income	3,640	3,371	17,358	4,237	4,442	4,733	3,946
Salaries and benefits	4,621	4,333	18,146	4,558	4,846	4,679	4,063
Occupancy and equipment	855	793	3,063	800	843	743	677
Losses on OREO	12	30	539	292	125	78	44
Other noninterest expense	2,458	2,404	9,148	2,976	2,487	1,925	1,760
Total noninterest expense	7,946	7,560	30,896	8,626	8,301	7,425	6,544
Pre-tax earnings	4,739	4,144	13,585	3,977	4,060	3,093	2,455
Income Taxes	1,729	1,462	4,938	1,436	1,411	1,204	887
Net income	$3,010	$2,682	$8,647	$2,541	$2,649	$1,889	$1,568

Basic earnings per share	$0.54	$0.53	$1.98	$0.51	$0.53	$0.47	$0.46
Diluted earnings per share	0.53	0.52	1.92	0.49	0.51	0.46	0.46
Weighted average shares outstanding	5,578,706	5,089,188	4,362,638	5,019,602	5,012,038	3,983,174	3,410,924
Weighted average diluted shares o/s	5,702,453	5,198,137	4,496,916	5,141,075	5,180,023	4,117,203	3,512,943
Tax equivalent adjustment	94	92	303	94	89	66	53
Net interest income (FTE)	9,857	9,145	30,285	9,190	8,791	6,708	5,595

Stock and related per share data:
Book value	17.26	15.69	15.09	15.09	14.72	14.43	12.13
Tangible book value	12.28	10.02	10.00	10.00	9.69	9.39	10.99
Dividends declared per share	0.11	0.11	0.40	0.10	0.10	0.10	0.10

Other Key Ratios/Data:
Return on average equity	12.95%	13.81%	14.27%	13.62%	14.57%	13.84%	15.55%
Return on average assets	1.26%	1.18%	1.16%	1.16%	1.20%	1.11%	1.13%
Net interest margin (FTE)	4.45%	4.38%	4.40%	4.58%	4.34%	4.27%	4.34%
Efficiency ratio (FTE)	58.87%	60.41%	64.85%	64.24%	62.73%	64.90%	68.59%

Loan Performance Data:
Nonaccrual loans	$4,748	$3,807	$4,154	$4,154	$7,716	$7,285	$4,986
Loans 90 Days Past Due and Accruing	23	236	27	27	0	185	2
Other real estate owned (ORE)	1,923	1,853	4,007	4,007	3,348	3,393	1,886
Total non performing assets	6,694	5,896	8,188	8,188	11,064	10,863	6,874
Net charge-offs	234	515	1,821	305	277	1,083	156
Allowance for loan losses/NPA’s	150.82%	163.03%	114.89%	114.89%	81.17%	78.02%	84.55%
Allowance for loan losses/loans	1.29%	1.30%	1.35%	1.35%	1.35%	1.31%	1.27%
NPA’s/Loans plus ORE	0.85%	0.79%	1.17%	1.17%	1.65%	1.68%	1.50%
Nonperforming assets/total assets	0.67%	0.63%	0.90%	0.90%	1.26%	1.23%	1.21%
Net charge-offs to average loans	0.12%	0.29%	0.30%	0.18%	0.17%	0.83%	0.14%
Qtrly info annualized

	2002					2001
	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD
Period-End Balance Sheet
Total Assets	$581,319	$581,319	$530,426	$511,977	$481,020	$504,762
Total Securities	53,905	53,905	46,475	44,108	42,720	51,041
Mortgage Loans held for Sale	35,955	35,955	28,715	12,642	11,610	40,764
Loans:
Commercial:
Real-Estate	205,989	205,989	190,396	189,785	175,856	170,586
Construction	113,844	113,844	108,687	106,789	84,893	83,293
All Other	42,886	42,886	40,781	42,148	36,943	38,336
Residential:
Consumer Real-Estate	30,816	30,816	31,662	34,184	25,168	24,656
Consumer Construction	13,500	13,500	13,414	13,037	17,191	13,410
All Other Consumer	31,411	31,411	31,407	27,606	44,515	47,859
Total Loans	438,446	438,446	416,347	413,549	384,566	378,140
Allowance for loan losses	5,480	5,480	4,954	4,858	4,471	4,099
Other Assets:
Other earning assets:	3,682	3,682	397	4,723	9,256	655
Total Earning Assets:	531,988	531,988	491,934	475,022	448,152	470,600
Intangibles:
Goodwill	1,900	1,900	1,900	1,900	1,900	848
Core-Deposit	0	0	0	0	0	0
Deposits:
Demand Deposits	75,101	75,101	63,851	63,854	64,099	71,209
Interest bearing deposits	365,494	365,494	344,749	335,537	320,668	303,856
Total Deposits	440,595	440,595	408,600	399,391	384,767	375,065
Fed Funds purchased & repo agreements	11,978	11,978	6,294	6,585	8,744	13,243
Other borrowed funds	84,332	84,332	72,942	64,440	47,300	77,175
Common Equity	39,548	39,548	39,050	37,299	35,869	34,777

Average Balance Sheet
Total Assets	$513,388	$550,328	$513,695	$498,308	$491,196	$435,914
Total Securities	44,308	45,100	45,820	44,266	42,045	42,715
Mortgage Loans held for Sale	20,857	32,555	16,279	10,046	24,548	17,878
Loans:
Commercial:
Real-Estate	133,666	202,976	187,031	180,522	165,370	138,524
Construction	89,631	113,358	107,104	103,377	94,699	79,327
All Other	104,706	40,546	41,073	39,643	36,316	30,421
Residential:
Consumer Real-Estate	29,508	30,804	32,632	30,355	24,597	22,628
Consumer Construction	14,522	13,829	14,467	14,964	14,826	20,169
All Other Consumer	36,594	32,434	31,443	36,686	45,450	50,926
Total Loans	408,627	433,947	413,750	405,547	381,258	341,995
Other Assets:
Other earning assets:	5,749	4,416	4,008	3,696	10,876	3,817
Total Earning Assets:	479,541	516,018	479,857	463,555	458,727	406,405

Deposits:
Demand Deposits	62,575	65,236	61,983	61,696	61,384	55,960
Interest bearing deposits
Savings	8,990	9,130	9,376	9,166	8,288	7,203
Now accounts	37,606	43,401	37,413	34,636	34,975	30,304
Money Markets	43,270	47,981	44,108	40,112	40,878	35,158
Time deposits > $100,000	83,860	78,643	81,731	85,967	89,100	66,378
Time deposits < $100,000	160,267	172,961	167,907	157,250	142,948	139,858
Total Deposits	396,568	417,352	402,518	388,827	377,573	334,861
Fed Funds purchased & repo agreements	10,724	11,397	7,307	13,496	10,698	10,498
Other borrowed funds	65,439	78,819	62,299	56,405	64,233	53,242
Common Equity	37,318	39,381	38,076	36,458	35,359	33,281

Income Statement
Interest Income	$32,920	$8,469	$8,376	$8,100	$7,975	$33,608
Interest Expense	12,110	2,957	2,969	3,043	3,141	16,586
Net Interest Income	20,810	5,512	5,407	5,057	4,834	17,022
Loan loss provision	2,603	1,150	403	510	540	1,912
Service charges on deposit accounts	3,406	1,013	894	781	718	2,595
Mortgage banking revenues:
Mortgage Banking	7,202	2,142	2,140	1,346	1,574	6,000
Other income	2,538	435	501	764	838	2,552
Total noninterest income	13,146	3,590	3,535	2,891	3,130	11,147
Salaries and benefits	13,604	3,739	3,446	3,194	3,225	11,984
Occupancy and equipment	2,556	669	692	597	598	2,437
Losses on OREO	669	295	225	56	93	215
Other noninterest expense	6,193	1,783	1,541	1,388	1,481	4,761
Total noninterest expense	23,022	6,486	5,904	5,235	5,397	19,397
Pre-tax earnings	8,331	1,466	2,635	2,203	2,027	6,860
Income Taxes	3,065	555	978	834	698	2,518
Net income	$5,266	$911	$1,657	$1,369	$1,329	$4,342
Basic earnings per share	$1.55	$0.26	$0.49	$0.41	$0.39	$1.29
Diluted earnings per share	1.52	0.25	0.48	0.40	0.39	1.29
Weighted average shares outstanding	3,389,610	3,398,317	3,395,755	3,388,067	3,375,989	3,372,969
Weighted average diluted shares o/s	3,456,246	3,496,330	3,442,357	3,462,859	3,391,869	3,376,051
Tax equivalent adjustment	211	55	55	50	50	198
Net interest income (FTE)	21,021	5,567	5,462	5,107	4,884	17,221

Stock and related per share data:
Book value	11.64	11.64	11.49	11.01	10.59	10.31
Tangible book value	11.08	11.08	10.93	10.45	10.03	10.06
Dividends declared per share	0.35	0.09	0.09	0.09	0.08	0.31

Other Key Ratios/Data:
Return on average equity	14.11%	9.25%	17.41%	15.02%	15.03%	13.05%
Return on average assets	1.03%	0.66%	1.29%	1.10%	1.08%	1.00%
Net interest margin (FTE)	4.38%	4.32%	4.55%	4.41%	4.26%	4.24%
Efficiency ratio (FTE)	67.38%	70.83%	65.62%	65.45%	67.34%	68.38%

Loan Performance Data:
Nonaccrual loans	$4,349	$4,349	$4,145	$2,549	$2,981	$3,133
Loans 90 Days Past Due and Accruing	9	9	11	3	567	295
Other real estate owned (ORE)	1,903	1,903	2,028	2,980	2,932	2,705
Total non performing assets	6,261	6,261	6,184	5,532	6,480	6,133
Net charge-offs	1,222	624	307	124	167	816
Allowance for loan losses/NPA’s	87.53%	87.53%	80.11%	87.82%	69.00%	66.84%
Allowance for loan losses/loans	1.25%	1.25%	1.19%	1.17%	1.16%	1.08%
NPA’s/Loans plus ORE	1.42%	1.42%	1.48%	1.33%	1.67%	1.61%
Nonperforming assets/total assets	1.08%	1.08%	1.17%	1.08%	1.35%	1.22%
Net charge-offs to average loans	0.28%	0.58%	0.30%	0.12%	0.18%	0.23%
Qtrly info annualized